UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2004

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE2 Mortgage Pass-Through Certificates, Series 2004-HE2)
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-104046-20               13-3939229
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        Attached as Exhibit 4 is Amendment No. 1, dated as of July 20, 2004 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), each by and among Morgan Stanley ABS Capital I Inc., as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE2 Mortgage Pass-Through Certificates, Series 2004-HE2 (the "Certificates"). The Amendment was fully executed by the parties thereto on October 15, 2004, to be effective as of July 20, 2004.

        The Amendment reduces the required loss percentages in the definition of "Cumulative Loss Trigger Event" in the Pooling and Servicing Agreement. The potential effect of this change is to increase the possibility of an occurence of a Cumulative Loss Trigger Event.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Amendment No. 1, dated as of July 20, 2004, to the Pooling and Servicing Agreement, dated as of April 1, 2004, each and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2004                  MORGAN STANLEY ABS CAPITAL I INC.

                                        By:    /s/ Valerie H. Kay
                                            ------------------------------------
                                            Name:  Valerie H. Kay
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.             Description                                         Page
-----------             -----------                                         ----

4                       Amendment No. 1, dated as of July 20, 2004, to      6
                        the Pooling and Servicing Agreement, dated as of April 1, 2004, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing
                        LP, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders,
                        Inc., as a responsible party, NC Capital
                        Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.